UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 20, 2023

REPUBLIC BANCORP, INC.

(Exact name of registrant as specified in its charter)

Kentucky	0-24649	61-0862051
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 West Market Street, Louisville, Kentucky	40202
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: (502) 584-3600

NOT APPLICABLE
(Former Name or former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common	RBCAA	The Nasdaq Stock Market

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The following matters were voted upon at Annual Meeting of Shareholders for Republic Bancorp, Inc. (the “Company” or “Republic”) held on April 20, 2023:

(1)	Election of Directors;
(2)	To, on an advisory basis, vote on the compensation of the Company’s Named Executive Officers;
(3)	To, on an advisory basis, vote on the frequency of holding an advisory vote on the Company’s Named Executive Officers; and
(4)	Ratification of Crowe LLP as the independent registered public accounting firm for the year ending December 31, 2023.

The final number of votes cast with respect to each matter is set out below:

(1)	Election of Directors:

		Votes	Broker
Nominee	Votes For	Withheld	Non-Votes
David P. Feaster	31,914,802	2,313,335	1,462,106
Jennifer N. Green	32,009,776	2,218,361	1,462,106
Heather V. Howell	32,000,467	2,227,670	1,462,106
Tim S. Huval	31,924,930	2,303,207	1,462,106
Ernest W. Marshall, Jr.	31,736,112	2,492,025	1,462,106
W. Patrick Mulloy, II	32,114,676	2,113,461	1,462,106
George Nichols, III	32,023,278	2,204,859	1,462,106
W. Kennett Oyler, III	32,011,372	2,216,765	1,462,106
Logan M. Pichel	31,868,872	2,359,265	1,462,106
Vidya Ravichandran	33,917,051	311,086	1,462,106
Michael T. Rust	32,006,256	2,221,881	1,462,106
Susan Stout Tamme	32,081,397	2,146,740	1,462,106
A. Scott Trager	31,855,374	2,372,763	1,462,106
Steven E. Trager	31,971,008	2,257,129	1,462,106
Andrew Trager-Kusman	31,802,745	2,425,392	1,462,106
Mark A. Vogt	31,692,409	2,535,728	1,462,106

(2)	Say on Pay -- To, on an advisory basis, vote on the compensation of the Company’s Named Executive Officers:

For	33,901,333
Against	264,325
Abstain	62,479
Broker Non Vote	1,462,106

(3)	Say When on Pay -- To, on an advisory basis, vote on the frequency of holding an advisory vote on the compensation of the Company’s Named Executive Officers:

One Year	3,584,867
Two Years	29,694,104
Three Years	925,679
Abstain	23,487
Broker Non-Vote	1,462,106

A majority of the votes cast by shareholders voted, on an advisory basis, to approve the recommendation of the Company’s board of directors to hold an advisory vote to approve executive compensation every two years. In line with this recommendation by our shareholders, the Company has determined that it will include an advisory shareholder vote on executive compensation in its proxy materials every two years until the next required advisory vote on the frequency of shareholder votes on executive compensation.

(4)	Ratification of Crowe LLP as the independent registered public accounting firm for the year ending December 31, 2023:

For	35,595,168
Against	90,405
Abstain	4,670
Broker Non-Vote	-

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Republic Bancorp, Inc.
(Registrant)

Date: April 21, 2023	By:	/s/ Kevin Sipes
Executive Vice President, Chief Financial Officer & Chief Accounting Officer